UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 8, 2019 (October 4, 2019)

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 785-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2019, Global Self Storage, Inc., through a wholly owned subsidiary (the “Company”), entered into an agreement with Erie Station Storage, LLC (the “Seller”) to acquire a self storage property located in West Henrietta, New York (the “Property”) for the sum of $6,200,000 (the “Agreement”).  The Company’s obligation to close under the Agreement is expressly conditioned upon (i) the Property being satisfactory to the Company in all respects upon completion of the Company’s due diligence review and inspection of the Property and (ii) the occurrence or fulfillment of other conditions precedent to closing under the Agreement.  If certain of the conditions precedent to closing under the Agreement are not satisfied, the Company, in addition to its other remedies set forth in the Agreement, shall be entitled to (A) terminate the Agreement and the Agreement shall be deemed null and void, (B) pursue specific performance of the Agreement, and/or (C) pursue any other remedies at law or in equity.  There is no material relationship between the Company or its affiliates and the Seller, other than in respect of the Agreement.

The foregoing description is qualified in its entirety by the full terms and conditions of the Agreement, filed as Exhibit 10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits. The following exhibit is being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
10	Purchase and Sale Agreement by and between Global Self Storage, Inc., through a wholly owned subsidiary, and Erie Station Storage, LLC, dated as of October 4, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

By:	/s/ Mark C. Winmill
Name:	Mark C. Winmill
Title:	Chief Executive Officer

Date: October 8, 2019

EXHIBIT INDEX

Exhibit No.	Description
10	Purchase and Sale Agreement by and between Global Self Storage, Inc., through a wholly owned subsidiary, and Erie Station Storage, LLC, dated as of October 4, 2019.